UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 22, 2014 (January 21, 2014)

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 21, 2014, Allergan, Inc. (the “Company”) received a notice letter dated January 14, 2014 (the “Notice Letter”) from Watson Laboratories, Inc. (“Watson”) stating that Watson has filed an Abbreviated New Drug Application containing a “Paragraph IV” patent certification with the U.S. Food and Drug Administration (the “FDA”) seeking approval to market a generic version of the Company’s Restasis® (cyclosporine ophthalmic emulsion) 0.05% product. The Notice Letter states that the “Paragraph IV” patent certification was made with respect to U.S. patent number 8,629,111 (the “‘111 Patent”), covering the Company’s specific formulation of the Restasis® product, which is listed in the FDA’s Approved Drug Products With Therapeutic Equivalence Evaluations, commonly known as the Orange Book. The ‘111 Patent will expire in August 2024. The Company is currently evaluating the Notice Letter and intends to vigorously enforce its intellectual property rights relating to the Restasis® product, including the ‘111 Patent.

On January 21, 2014, the United States Patent and Trademark Office (the “USPTO”) issued U.S. patent number 8,633,162 (the “‘162 Patent”), covering a method of use relating to the Restasis® product. On January 21, 2014, the Company submitted the ‘162 Patent for listing in the Orange Book. The ‘162 Patent will expire in August 2024.

This report contains “forward-looking statements,” including statements relating to U.S. patent numbers 8,629,111 and 8,633,162. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of the action, or inaction, of the USPTO or the FDA, and risks and uncertainties associated with litigation or other dispute resolution mechanisms, the timing of governmental actions and the protection of the Company’s intellectual property rights. The Company expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by the Company, as well as the Company’s public filings with the United States Securities and Exchange Commission, including the discussion under the heading “Risk Factors” in Allergan’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Allergan’s press releases and additional information about Allergan are available at www.allergan.com or you can contact the Allergan Investor Relations Department by calling 1-714-246-4636.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: January 22, 2014	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Associate General Counsel and Secretary